UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported) November 26, 2002

Commission      Registrant, State of Incorporation                         I.R. S. Employer
File Number     Address, and Telephone Number                              Identification No.
-----------     -----------------------------                              ------------------

0-346           CENTRAL POWER AND LIGHT COMPANY (A Texas Corporation)      74-0550600
0-343           PUBLIC SERVICE COMPANY OF OKLAHOMA                         73-0410895
                (An Oklahoma Corporation)
1-3146          SOUTHWESTERN ELECTRIC POWER COMPANY                        72-0323455
                (A Delaware Corporation)
0-340           WEST TEXAS UTILITIES COMPANY (A Texas Corporation)         75-0646790
                1 Riverside Plaza, Columbus, Ohio  43215-2373
                Telephone (614) 223-1000

Item 7.  Financial Statements and Exhibits.

        The following is being filed as additional material and included in Item 5 of the Form 8-K dated November 18, 2002.

     This is a copy of a report previously issued by Arthur Andersen LLP. The report has not been reissued by Arthur Andersen LLP nor has Arthur Andersen LLP provided a consent to the inclusion of its report in this Current Report on Form 8-K/A.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors of Central Power and Light Company:

We have audited the accompanying consolidated balance sheets and consolidated statements of capitalization of Central Power and Light Company (a Texas corporation and a wholly owned subsidiary of Central and South West Corporation) and subsidiary company as of December 31, 1999, and the related consolidated statements of income, retained earnings and cash flows, for each of the two years in the period ended December 31, 1999 prior to the restatement (and, therefore, are not presented herein) for the retroactive effect of the conforming change in the method of accounting for vacation pay accruals and certain conforming reclassifications to the historical consolidated financial statements as described in Note 3 to the restated financial statements. These financial statements are the responsibility of Central Power and Light Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements prior to the restatement referred to above present fairly, in all material respects, the financial position of Central Power and Light Company and subsidiary company as of December 31, 1999, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Dallas, Texas
February 25, 2000

         This is a copy of a report previously issued by Arthur Andersen LLP. The report has not been reissued by Arthur Andersen LLP nor has Arthur Andersen LLP provided a consent to the inclusion of its report in this Current Report on Form 8-K/A.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors of Public Service Company of Oklahoma:

We have audited the accompanying consolidated balance sheets and consolidated statements of capitalization of Public Service Company of Oklahoma (an Oklahoma corporation and a wholly owned subsidiary of Central and South West Corporation) and subsidiary companies as of December 31, 1999, and the related consolidated statements of income, retained earnings and cash flows, for each of the two years in the period ended December 31, 1999 prior to the restatement (and, therefore, are not presented herein) for the retroactive effect of the conforming change in the method of accounting for vacation pay accruals and certain conforming reclassifications to the historical consolidated financial statements as described in Note 3 to the restated financial statements. These financial statements are the responsibility of Public Service Company of Oklahoma's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements prior to the restatement referred to above present fairly, in all material respects, the financial position of Public Service Company of Oklahoma and subsidiary companies as of December 31, 1999, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Dallas, Texas
February 25, 2000

         This is a copy of a report previously issued by Arthur Andersen LLP. The report has not been reissued by Arthur Andersen LLP nor has Arthur Andersen LLP provided a consent to the inclusion of its report in this Current Report on Form 8-K/A.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors of Southwestern Electric Power Company:

We have audited the accompanying consolidated balance sheets and consolidated statements of capitalization of Southwestern Electric Power Company (a Delaware corporation and a wholly owned subsidiary of Central and South West Corporation) and subsidiary company as of December 31, 1999, and the related consolidated statements of income, retained earnings and cash flows, for each of the two years in the period ended December 31, 1999 prior to the restatement (and, therefore, are not presented herein) for the retroactive effect of the conforming change in the method of accounting for vacation pay accruals and certain conforming reclassifications to the historical consolidated financial statements as described in Note 3 to the restated financial statements. These financial statements are the responsibility of Southwestern Electric Power
Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements prior to the restatement referred to above present fairly, in all material respects, the financial position of Southwestern Electric Power Company and subsidiary company as of December 31, 1999, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Dallas, Texas
February 25, 2000

         This is a copy of a report previously issued by Arthur Andersen LLP. The report has not been reissued by Arthur Andersen LLP nor has Arthur Andersen LLP provided a consent to the inclusion of its report in this Current Report on Form 8-K/A.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors of West Texas Utilities Company:

We have audited the accompanying balance sheets and statements of capitalization of West Texas Utilities Company (a Texas corporation and a wholly owned subsidiary of Central and South West Corporation) as of December 31, 1999, and the related statements of income, retained earnings and cash flows, for each of the two years in the period ended December 31, 1999 prior to the restatement (and, therefore, are not presented herein) for the retroactive effect of the conforming change in the method of accounting for vacation pay accruals and certain conforming reclassifications to the historical financial statements as described in Note 3 to the restated financial statements. These financial statements are the responsibility of West Texas Utilities Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements prior to the restatement referred to above present fairly, in all material respects, the financial position of West Texas Utilities Company as of December 31, 1999, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Dallas, Texas
February 25, 2000

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                         CENTRAL POWER AND LIGHT COMPANY
                       PUBLIC SERVICE COMPANY OF OKLAHOMA
                       SOUTHWESTERN ELECTRIC POWER COMPANY
                          WEST TEXAS UTILITIES COMPANY


                                    By: /s/Joseph M. Buonaiuto
                                        --------------------------------
                                        Joseph M. Buonaiuto
                                        Controller and Chief Accounting Officer

Date: November 26, 2002